Exhibit 99.1
Filed by Ambac Financial Group, Inc.
pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Ambac Financial Group, Inc.
Commission File No.: 1-10777
Date: June 5, 2024

Ambac Financial Group, Inc. to Sell Legacy Financial Guarantee Business to Funds Managed by Oaktree
NEW YORK, JUNE 5, 2024--Ambac Financial Group, Inc. (“Ambac”) (NYSE: AMBC), an insurance holding company, yesterday signed a definitive agreement to sell its legacy financial guarantee businesses, Ambac Assurance Corporation (“AAC”) and Ambac UK (“AUK”), to funds managed by Oaktree Capital Management, L.P. (“Oaktree”) for $420 million in cash. Additionally, Oaktree will receive warrants to acquire up to 9.9% of Ambac common stock at a strike price of $18.50.
“Three years ago, we announced our vision and strategy to transform Ambac into a specialty property and casualty insurance platform,” Ambac President and Chief Executive Officer Claude LeBlanc said. “The sale of our legacy financial guarantee business is the final step in that transition, and it enables us to focus solely on building a profitable P&C platform that will continue to deliver long-term value for our shareholders.”
“Oaktree is proud to partner with and support Ambac in its successful transformation,” said Oaktree Managing Director Greg Share. “We recognize the progress AAC and AUK have made to de-risk their insurance liabilities, which will continue post-closing in partnership with the existing team.”
The transaction’s closing remains subject to customary conditions, including regulatory approvals in the U.S. and U.K. and approval by Ambac’s shareholders, and is expected to take place in the fourth quarter of 2024 or first quarter of 2025.
Moelis & Company LLC served as exclusive financial advisor and Debevoise & Plimpton LLP provided legal counsel to Ambac. BlackRock’s Financial Markets Advisory team served as valuation advisor and Kirkland & Ellis LLP served as legal counsel to Oaktree.
Conference Call
Ambac Chief Executive Officer Claude LeBlanc and Chief Financial Officer David Trick will hold a conference call for investors on Wednesday, June 5, 2024, at 8:30 a.m. ET. A live audio webcast of the call will be available through the Investor Relations section of Ambac’s website, https://ambac.com/investor-relations/events-and-presentations/. Participants may also listen via telephone by dialing (877) 407-9716 (Domestic) or 201-493-6779 (International).
About Ambac

Ambac Financial Group, Inc. (“Ambac”) is an insurance holding company headquartered in New York City. Ambac’s core business is a growing specialty P&C distribution and underwriting platform. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical, and business-related information. For more information, please go to www.ambac.com.
The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest.
About Oaktree
Oaktree is a leader among global investment managers specializing in alternative investments, with $192 billion in assets under management as of March 31, 2024. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. The firm has over 1,200 employees and offices in 23 cities worldwide. For additional information, please visit Oaktree’s website at http://www.oaktreecapital.com/.
Forward-Looking Statements
In this press release, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac’sactual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the stock purchase agreement by and between Oaktree and Ambac in connection with the proposed sale by Ambac to Oaktree of all of the issued and outstanding shares of common stock of AAC (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against Ambac or Oaktree; (3) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the expected benefits of the Transaction), and Ambac shareholder approval or to satisfy any of the other conditions to the Transaction on a timely basis or at all; (4) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (5) diversion of management’s attention from ongoing business operations and opportunities; (6) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; (7) the ability of the parties to consummate the Transaction and the timing of the Transaction; (8) the high degree of volatility in the price of Ambac’s common stock; (9) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from AAC and its subsidiaries or from the specialty property and casualty insurance business, the insurance distribution business, or related businesses; and (10) other risks and uncertainties that have not been identified at this time.
Where to Find Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed sale of AAC to Oaktree by Ambac (the “proposed transaction”). In connection with the proposed transaction, Ambac intends to file a proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Ambac. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed by Ambac with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Ambac’s other filings with the SEC may also be obtained from the Company. Free copies of documents filed with the SEC by Ambac will be made available free of charge on the Company’s investor relations website at https://ambac.com/investor-relations/investor-overview/default.aspx.
Participants in the Solicitation
Ambac and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Ambac is set forth in its definitive proxy statement, which Ambac filed with the SEC on April 26, 2024. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.
CONTACTS
Investors:
Charles J. Sebaski
Managing Director, Investor Relations
(212) 208-3177
csebaski@ambac.com

Media:
Ambac
Kate Smith
Director, Corporate Communications
(212) 208-3452
ksmith@ambac.com

Oaktree
Shannon O’Connor
FGS Global
mediainquiries@oaktreecapital.com
Source: Ambac Financial Group, Inc.